SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):               25-Sep-03

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-5
(Exact name of registrant as specified in its charter)


          Delaware                      333-107055-04            13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

    On   25-Sep-03   a scheduled distribution was made from the Trust
       to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 25-Sep-03
       The Monthly Report is filed pursuant to and in accordance with
       (1) numerous no-action letters (2) current Commission policy in the area.





       A.   Monthly Report Information
            See Exhibit No.1


       B.   Have and deficiencies occurred?  NO.
                     Date:
                     Amount:

       C.   Item 1: Legal Proceedings:  NONE

       D.   Item 2: Changes in Securities:   NONE

       E.   Item 4: Submission of Matters to a Vote of
            Certificateholders:  NONE

       F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
       Exhibit No.

   1.)     Monthly Distribution Report Dated           25-Sep-03


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-5

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:          25-Sep-03

DISTRIBUTION SUMMARY

 Class    Orig Bal       Beg Bal         Prin         Rate            Int
  A-1   200,000,000    200,000,000     605,820      1.40000%        217,778
  A-2   263,375,000    263,375,000    1,126,822     1.46000%        299,077
A-IO-1  208,518,750    208,518,750        0         6.89000%       1,205,738
A-IO-2  526,700,000         0             0         0.00000%           0
A-IO-S  550,000,050    550,000,050        0         0.24448%        112,056
  M-1   33,000,000     33,000,000         0         1.81000%        46,457
  M-2   22,000,000     22,000,000         0         2.84000%        48,596
  M-3    5,500,000      5,500,000         0         3.31000%        14,159
  B-1   11,000,000     11,000,000         0         4.61000%        39,441
  B-2    8,250,000      8,250,000         0         5.86000%        37,602
  B-3    6,875,000      6,875,000         0         5.61000%        29,998
   X    550,000,050    550,000,050        0             0          1,029,003
   R        50             50            50         1.46000%           0
 Total  550,000,050    550,000,050    1,732,692     0.00000%       3,079,903

 Class      Loss        Total Dist    Int Short      End Bal
  A-1       N/A          823,598          0       199,394,180
  A-2       N/A         1,425,899         0       262,248,178
A-IO-1      N/A         1,205,738         0       207,739,061
A-IO-2      N/A             0             0       526,700,000
A-IO-S      N/A          112,056          0       548,267,358
  M-1       0.00         46,457           0        33,000,000
  M-2       0.00         48,596           0        22,000,000
  M-3       0.00         14,159           0        5,500,000
  B-1       0.00         39,441           0        11,000,000
  B-2       0.00         37,602           0        8,250,000
  B-3       0.00         29,998           0        6,875,000
   X        N/A         1,029,003         0       548,267,358
   R        N/A            50             0            0
 Total      0.00        4,812,595         0       548,267,358




AMOUNTS PER $1,000 UNIT

 Class     Cusip           Prin          Int          Total
  A-1    22541QNG3     3.02909990    1.08888890    4.11798880
  A-2    22541QNH1     4.27839438    1.13555554    5.41394992
A-IO-1   22541QNJ7     0.00000000    5.78239607    5.78239607
A-IO-2   22541QNU2     0.00000000    0.00000000    0.00000000
A-IO-S   22541QNS7     0.00000000    0.20373738    0.20373738
  M-1    22541QNK4     0.00000000    1.40777788    1.40777788
  M-2    22541QNL2     0.00000000    2.20888909    2.20888909
  M-3    22541QNM0     0.00000000    2.57444364    2.57444364
  B-1    22541QNN8     0.00000000    3.58555545    3.58555545
  B-2    22541QNP3     0.00000000    4.55777818    4.55777818
  B-3    22541QNQ1     0.00000000    4.36333382    4.36333382
   X     22541QNW8     0.00000000    1.87091367    1.87091367
   R     22541QNR9    1000.00000000  1.20000000  1001.20000000



          Interest
       Carry-forward
 Class     Amount        End Bal
  A-1   0.00000000    996.97090010
  A-2   0.00000000    995.72160562
A-IO-1  0.00000000    996.26082093
A-IO-2  0.00000000    1000.00000000
A-IO-S  0.00000000    996.84965101
  M-1   0.00000000    1000.00000000
  M-2   0.00000000    1000.00000000
  M-3   0.00000000    1000.00000000
  B-1   0.00000000    1000.00000000
  B-2   0.00000000    1000.00000000
  B-3   0.00000000    1000.00000000
   X    0.00000000    996.84965101
   R    0.00000000     0.00000000
 Total  0.00000000     0.00000000

                                     GROUP 1     GROUP 2        TOTAL
Principal Distributions:
Beginning Balance                    198,754,494    235,009,001     433,763,495
     Scheduled Prin                      146,880        167,375         314,255
     Prepays (Incls Curtail)             458,940        959,497       1,418,437
     Net Liq Proceeds                          0              0               0
     Loan Purchase Prices                      0              0               0
     Total Prin Remit                    605,820      1,126,872       1,732,692
     Net Realized Losses                       0              0               0
Ending Balance                       198,148,674    233,882,129     432,030,803
Ending Count                                 1599           1692            3291

Aggregate End Coll Bal               236,782,904    311,484,454     548,267,358

Ending Overcollateralization Amount                           0

Prefunding Account:
Beginning Balance         38634229.97 77,602,325    116,236,555
Subsequent Transfer              0.00          0              0
Added to available ce               0          0              0
Amount in Prefund Acc     38634229.97 77,602,325    116,236,555

Interest Distributions:
Sched Int-Net Serv Fe      1239140.85  1,459,038      2,698,179
Less RAIS                           0          0              0
Less NPPIS                          0          0              0
                           1239140.85  1,459,038      2,698,179
Capitalized Interest Account:
Beginning Balance                                     1,319,000
less: Cap Int Require     129923.9001    260,971        390,894
less: W/draw Overfund Int Amt to Depositor                    0
Ending Balance                                          928,106

Servicing Fee              31469.4599     37,210         68,679
Trustee Fee                    778.46      920.45        1698.91
Credit Risk Manager F         2732.87      3,231          5,964
LPMI                                0        235            235
Dividend Rewards                    0           0              0
Excess Servicing Fee      51344.91263 60710.65621    112055.5688
FSA Premium                     10000           0          10000

Current Advances as of determination date             1901122.93
Outstanding Advances  (end of prior calendar mont              0


Has Ocwen failed the Termination Test?           NO

Delinquency Information
       30-59 days delinquent         60-89 days delinquent
       Count         Balance         Count       Balance
Grp 1        12             1049061.6           3      314379.36
Grp 2        6               557,334            6       586645.5
Total       18             1,606,395            9      901024.86
*Note:  Do not include loans in 4close, bankruptcy, or REO.

       90 or more days delinquent
       Count         Balance
Grp 1        0                      0
Grp 2        0                     0
Total        0                     0
*Note:  Do not include loans in 4close, bankruptcy, or REO.

       Outstanding Loans
           Count              Balance
Grp 1      1,599         198,148,674
Grp 2      1,692         233,882,129
Total      3,291         432,030,803

        Foreclosure
Grp 1      Count     Balance
Grp 2        0                     0
Total        1                61,346
                    1        61345.96
         Bankruptcy
           Count              Balance
Grp 1        1                67,862
Grp 2        0                     0
Total        1                67,862

                     REO
       Count         Balance         Market Value
Grp 1               0               0           0
Grp 2               0               0           0
Total               0               0           0

# of Loans for which Prepay Prems were collected                               6
Prin Bal of Loans for which Prepay Prems were collected                 622,991
Current amount of Prepayment Premiums                                     8,493

Current Delinquency Rate (60+days)                                            0
Rolling Three Month Delinquency Rate (60+days)                                0

Number of Loans Repurchased                                                   0
Principal Balance of Loans Repurchased                                        0

Realized Losses incurred during the related Due Period                         0
Cumulative Realized Losses since Startup Day                                  0

Weighted Average Term to Maturity of Mortgage Loans                          349
Weighted Average Gross Coupon of Mortgage Loans                         7.65512%
Weighted Average Net Coupon of Mortgage Loans                           7.13327%

Aggregate number of Mortgage Loans in the pool                            3,291

Insured Payment on Class As                                                   0

Senior Enhancement Percentage                                                 0

Net Excess Spread                                                             0

Deposit to Basis Risk Reserve Fund                                            0
Basis Risk Reserve Fund Balance                                           5,000

Interest Rate Cap Account
       Beginning Balance                                                       0
       Deposits                                                                0
       Withdrawals                                                             0
       Ending Balance                                                          0

       Target Amount for the preceding Distribution Date                 6875001


       SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-5


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA, as Trustee